northerntrust.com © 2015 Northern Trust Corporation
N O R T H E R N   T R U S T   C O R P O R A T I O N
2015 Annual
Meeting of
Stockholders
April 21, 2015
Frederick H. Waddell
Chairman &
Chief Executive Officer
EXHIBIT 99.1

2 Northern Trust Corporation 2015 Annual Meeting of Stockholders
Forward Looking Statement
This presentation may include forward-looking statements concerning Northern Trust’s financial results and outlook, capital adequacy, dividend policy, anticipated expense levels and technology spending, risk management policies, contingent liabilities, strategic initiatives, industry trends, and expectations regarding the impact of recent legislation. Forward-looking statements are typically identified by words or phrases such as “believe”, “expect”, “anticipate”,
“intend”, “estimate”, “project”, “likely”, “may increase”, “plan”, “goal”, “target”, “strategy”, and similar expressions or future or conditional verbs such as “may”, “will”, “should”, “would”, and
“could”. Forward-looking statements are Northern Trust’s current estimates or expectations of future events or future results, and involve risks and uncertainties that are difficult to predict.
These statements are based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern
Trust’s website.
We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern
Trust assumes no obligation to update its forward-looking statements.

3 Northern Trust Corporation 2015 Annual Meeting of Stockholders
2014 Financial Performance
Solid fee growth driven by strong
new business and improving
markets
Higher net interest income driven
by growth in client deposits
Achieved positive operating
leverage
Net income and earnings per
share up 11% versus 2013
Improved our return on common
equity to 10.0% in 2014 from 9.5%
in 2013
($MM, Except EPS)
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Net Income
Earnings per Share
Return on Common Equity
$2,833
210
283
1,005
$4,331
3,135
6
$1,190
378
$812
$3.32
10.0%
2014
+9%
-14%
-6%
+8%
+6%
+5%
-70%
+11%
+10%
+11%
+11%
2014
vs. 2013

4 Northern Trust Corporation 2015 Annual Meeting of Stockholders
First Quarter 2015 Financial Performance
Solid revenue growth continued
into the first quarter
Maintained expense discipline
Net income and earnings per share
were up 27% and 25%,
respectively, versus the prior year
Return on common equity of 11.3%
1Q15
1Q15
vs. 1Q14
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Net Income
Earnings per Share
Return on Common Equity
$727
72
75
261
1,135
789
(4)
350
119
$231
$0.94
11.3%
+7%
+43%
+15%
+6%
+9%
+3%
NM
+30%
+36%
+27%
+25%
($MM, Except EPS)

5 Northern Trust Corporation 2015 Annual Meeting of Stockholders
Returning Capital to Shareholders
1
2015 figure represents the planned dividend action included in Northern Trust’s 2015 Capital Plan. The Board of Directors will consider formal approval of the increase at its regular April meeting.
Quarterly Dividend Paid per Common Share
1
Declared $311.7 million in dividends
and repurchased $480.7 million of our
common stock in 2014
The Federal Reserve did not object to
Northern Trust’s 2015 capital plan,
including:
a planned increase in our dividend to
$0.36 per share, and
the repurchase of up to $675 million
of common stock through June 2016
$0.23
$0.25
$0.28 $0.28 $0.28
$0.28
$0.30
$0.31
$0.33
$0.36
4Q06 4Q07 4Q08 4Q09 4Q10 4Q11 4Q12 4Q13 4Q14
2015

6 Northern Trust Corporation 2015 Annual Meeting of Stockholders
Improving Profitability & Returns
Focus on enhancing productivity
and efficiency has contributed to
the continued improvement in the
profitability and returns of the
business over the last four years
We achieved a return on equity
of 10.0% in 2014, within our target
range of 10% - 15%
We are focused on achieving
continued improvement through
profitable growth
Pre-tax Margin
Return on Equity
8.6%
9.3%
9.5%
10.0%
11.3%
23.4%
25.5%
26.3%
27.5%
30.9%
2011 2012 2013 2014 1Q 2015

7 Northern Trust Corporation 2015 Annual Meeting of Stockholders
Wealth
Management
Leading advisor to
the affluent market
A Highly Focused Business Model
As of March 31, 2015
Corporate &
Institutional Services
Global provider of
investment services for
institutional investors
Integrated Global Operating Platform
Banking
$107 billion
in assets
Asset
Servicing
$6.1 trillion
in AUC
Asset
Management
$960 billion
in AUM
Individuals
Families
Family offices
Foundations
Endowments
Privately held
businesses
Pensions
Sovereign entities
Fund managers
Foundations &
endowments
Insurance companies

BARRON'S

FINANCIAL TIMES

EUROMONEY

Custody Risk

CENTRAL BANKING.COM

etfexpress

Pensions&Investments

Institutional Investor

Pensions&Investments

Forbes

FORTUNE

ETHISPHERE

Northern Trust 125 YEARS

8 Northern Trust Corporation 2015 Annual Meeting of Stockholders
A Recognized Market Leader
One of the Nation’s Top 10
Wealth Managers
— Barron’s 2014
Best Private Bank in the U.S.
— Financial Times Group, 2014
(6th Consecutive Year)
Best Firm for Family Office and
Philanthropy Services
— Euromoney, 2014
Global Custodian of the Year
— Central Banking Awards 2014
Hedge Fund Administrator of the Year
— Americas Awards, Custody Risk Magazine, 2014
Best European ETF Administrator
— ETF Express Global Awards 2015
World’s Most Admired
Companies
— Fortune Magazine, 2015
(9
th
consecutive year)
Best Banks in America
— Forbes, 2015
World’s Most Ethical Companies
— Ethisphere Institute, 2015
13
th
Largest Manager of
Worldwide Institutional Assets
12
th
Largest Asset Manager Worldwide
— Pensions & Investments 2014
Best Fixed Income Indexer
Manager of the Year
— Institutional Investor Magazine (2014)
Best Place to Work in Money Management
(2nd consecutive year)

ABT
American Ballet Theatre

Women, Wealth and Wisdom
ESTABLISHING YOUR LIVING LEGACY

BVLGARI
130 YEARS OF MASTERPIECES

#1 SHOW OF THE YEAR!
TIME
The National Theatre production of
THE CURIOUS INCIDENT OF THE DOG IN THE NIGHT-TIME
ON BROADWAY

metmuseum
@metmuseum
Follow

"El Greco in New York" is made possible by Northern Trust (@NTWealth).
met.org/116A3D9 #ElGreco400

Stepping away is easier with someone showing you the steps.
Northern Trust

Australian Government
Commonwealth Superannuation Corporation

QIC

GESB
SUPERANNUATION

IAG
Insurance Australia Group

Australian Government
Future Fund

NZSUPERFUND
Te Kaitiaki Tāhua Penihana Kaumatua ō Aotearoa

FlexShares

NORTHERN FUNDS

Northern Trust 125 YEARS

9 Northern Trust Corporation 2015 Annual Meeting of Stockholders Accelerating our Growth Engineered Equity Separate Accounts Commingled Funds New York & Houston Australia

10 Northern Trust Corporation 2015 Annual Meeting of Stockholders
Enabling Faster, More Profitable Growth
As of March 31, 2015
Manila
Opened
2014
FTE
216
Bangalore
Opened
2005
FTE
3,490
Limerick
Opened
2006
FTE
501
Tempe
Targeted
2015
Our portfolio of strategic investments includes initiatives such as further building out our global location strategy.

125 TH ANNIVERSARY CELEBRATION

12 | Headquarters

125 YEARS

125 YEARS
2014
YOUNG SUCCESSOR
2 LIBERTY LOAN 1917
SUPPORTING THE WAR

13 | Client Communications

125 YEARS

125

NT

THE NORTHERN TRUST COMPANY

125

125

Partner Celebrations Around the World

Communities $1.25 million to charities 125,000 volunteer hours

125 YEARS

MONEYBEAT

Watch Now

Northern Trust CEO's Outlook on the Banking Sector
WSJ

Northern Trust celebrates 125 years in Chicago

CRAIN'S CHICAGO BUSINESS.

Read Now

View Now

NASDAQ OMX @NASDAQOMX · 8m
NASDAQ congratulates @NorthernTrust on their 125th anniversary #NT125 #dreamBIG $NTRS pic.twitter.com/7FcAfJJkUC

NASDAQ CONGRATULATES
NORTHERN TRUST ON
THEIR 125TH ANNIVERSARY
NASDAQ: NTRS
AUGUST 12, 2014
Northern Trust
NASDAQ

Forbes

Read Now

T-Mobile B2B @TMobileB2B · 2h
Congrats @northerntrust on 125 yrs. of providing a great customer experience in a global world. #Ourpassiontoo #tbiz tinyurl.com/lna64rf

Becky Yerak @beckyyerak · 16h
Chicago's @Northerntrust opened its doors 125 years ago tomorrow. Its bank charter is good for 999 years. #nt125 pic.twitter.com/5n4WXzLeS0

Chicagoland Chamber @ChicagolandCmbr · 4h
Happy birthday to one of our original Charter Members from 1904 - @NorthernTrust - 125 years old today! #NT125

16 | Media Highlights Northern Trust preps for another 125 years Northern Trust celebrates 125 years in Chicago Helping Northern Trust Grow -- And Change

17 | Thank you, our shareholders.